SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2010

BLOGGERWAVE INC.
[Missing Graphic Reference]
 (Exact name of registrant as specified in its charter)

Nevada	333-154221	26-3126279
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
800 West El Camino Real Suite 180 Mountain View, CA 94040
(Address of principal executive offices)
Office: 650.943.2490 Facsimile: 650.962.1188
(Registrant’s Telephone Number)

Humlebaek Strandvej 21
DK-3050 Humlebaek
Denmark
 (Former name or former address, if changed since last report)

Copy of all Communications to:
Carrillo Huettel, LLP
3033 Fifth Avenue, Suite 201
San Diego, CA 92103
phone: 619.399.3090
fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreement

Advisory Agreements

Peter Hewitt

On January 22, 2010, the Registrant entered into an Advisory Board Member Agreement with Peter Hewitt ("Hewitt Agreement").  Per the terms of the Hewitt Agreement, Mr. Hewitt shall serve for a period of two-years as an advisor to the Registrant for business development and growth strategies, and other advisory services as determined from time to time by the Board of Directors.

As consideration for the Hewitt Agreement, Mr. Hewitt will receive a one-time payment of $10,000USD and 211,750 shares of the Registrant's common stock.

Louis Yerolemou

On January 22, 2010, the Registrant entered into an Advisory Board Member Agreement with Midstone Consulting Ltd., the principal of which is Louis Yerolemou ("Yerolemou Agreement").  Per the terms of the Yerolemou Agreement, Mr. Yerolemou shall serve for a period of two-years as an advisor to the Registrant for business development and growth strategies, and other advisory services as determined from time to time by the Board of Directors.

As consideration for the Yerolemou Agreement, Mr. Yerolemou will receive a one-time payment of $10,000USD and 211,750 shares of the Registrant's common stock.

The description of the foregoing agreements are brief summaries only and are qualified in their entirety by their respective terms set forth therein, copies of which are filed as exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K (the “Current Report”).

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance SheetArrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon one of the following exemptions:

(a) The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, ("Securities Act"), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an "Investor") confirmed to the Company that it or he is an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

(b)The shares of Common Stock referenced herein were issued pursuant to and in accordance with Rule 903 of Regulation S of the Act. No commissions were paid in connection with the completion of this offering, except as noted above. We completed the offering of the shares pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the shares was completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Each investor represented to us that the investor was not a "U.S. person", as defined in Regulation S, and was not acquiring the shares for the account or benefit of a U.S. person. The agreement executed between us and each investor included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. Each investor agreed by execution of the agreement for the shares: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All certificates representing the shares were or upon issuance will be endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

This Current Report shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 7.01                      Regulation FD Disclosure

On January 28, 2010, the Registrant announced that it had received its new symbol, and that its common stock was now trading under the symbol BLGW.OB.

On February 2, 2010, the Registrant announced that it has relocated its corporate headquarters to Mountainview, CA.

On February 9, 2010, the Registrant announced the appointment of Peter Hewitt to its newly created Advisory Board.

On February 11, 2010, the Registrant announced the appointment of Louis Yeromelou to its newly created Advisory Board.

A copy of the press releases are attached as Exhibits 99.1, 99.2, 99.3 and 99.4. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 8.01                      Other Events

On January 22, 2010, the Registrant established an Advisory Board.  Mr. Thomsen, our CEO and a director, will be the Chairman of the Advisory Board.  Mr. Peter Hewitt and Mr. Louis Yerolemou have been appointed to serve as Advisory Board Members.

On February 2, 2010, the Registrant announced a change in its corporate address.  The Registrant’s new address is as follows:

800 West El Camino Real
Suite 180
Mountain View, CA 94040

This new office space is part of a corporate office center that will enable the Registrant to have full access to furnished, equipped and staffed offices as necessary in various different business centers and other commercial hubs to serve clients.

Item 9.01                       Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description
10.1	Advisory Board Agreement with Peter Hewitt.
10.2	Advisory Board Agreement with Midstone Consulting Ltd.
99.1	Press Release dated January 28, 2010 announcing new symbol.
99.2	Press Release dated February 2, 2010 announcing new corporate offices.
99.3	Press Release dated February 9, 2010 announcing appointment of Peter Hewitt as an Advisory Board Member.
99.4	Press Release dated February 11, 2010 announcing appointment of Louis Yerolemou as an Advisory Board Member.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 11, 2010
BLOGGERWAVE INC.

By: /s/   Ulrik Svane Thomsen
Ulrik Svane Thomsen
CEO